EXHIBIT 3i.2

ROSS MILLER                   STATE OF NEVADA          SCOTT W. ANDERSON
Secretary of State             OFFICE OF THE           Deputy Secretary
                             SECRETARY OF STATE        for Commercial Recordings


                             FILING ACKNOWLEDGEMENT

                                                                 January 5, 2007

Job Number                    Corporation Number
C20070105-1555                E0677562006-3


                              Document Filing
Filing Description            Number                 Date/Time of Filing
Merge In                      20070008834-02         January 5, 2007 01:00:29 PM


Corporation Name                                Resident Agent
JADE MOUNTAIN CORPORATION                       UNITED CORPORATE SERVICES, INC.



The attached document(s) were filed with the Nevada Secretary of State, Commercial Recordings Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.


                                        Respectfully,


                                        /s/ Ross Miller

                                        ROSS MILLER
                                        Secretary of State


                         Commercial Recording Division
                              202 N. Carson Street
                         Carson City, Nevada 89701-4069
                            Telephone (775) 684-5708
                               Fax (775) 684-7138

ROSS MILLER                   STATE OF NEVADA          SCOTT W. ANDERSON
Secretary of State             OFFICE OF THE           Deputy Secretary
                             SECRETARY OF STATE        for Commercial Recordings



                                 CERTIFIED COPY
                                                                 January 5, 2007


JOB NUMBER:         C20070105-1555
REFERENCE NUMBER:
EXPEDITE:
THROUGH DATE:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)            Description              Number of Pages
20070008834-02                Merge In                 8 Pages/l Copies



[SEAL]
                                        Respectfully,


                                        /s/ Ross Miller

                                        ROSS MILLER
                                        Secretary of State


                                        By /s/
                                        Certification Clerk


                         Commercial Recording Division
                              202 N. Carson Street
                         Carson City, Nevada 89701-4069
                            Telephone (775) 684-5708
                               Fax (775) 684-7138

DEAN HELLER                                               Document Number:
Secretary of State                                        20070008834-02
206 North Carson Street                                   Date Filed:
Carson City, Nevada 89701-4299                            01/05/2007 2:00 PM
(775) 684 5708 Website: secretaryofstate.biz              Entity #
                                                          E0677562006-3

                                                          Filed in the office of

                                                          /s/ Ross Miller

                                                          ROSS MILLER
   ARTICLES OF MERGER                                     Secretary of State
(PURSUANT TO NRS 92A.200)                                 State of Nevada
         PAGE 1

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

                (Pursuant to Nevada Revised Statutes Chapter 92A)
                             (excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.

     Applied Biometrics, Inc.
     Name of merging entity

     Minnesota                                          Corporation
     Jurisdiction                                       Entity type *

     Name of merging entity

     Jurisdiction                                       Entity type *

     Name of merging entity

     Jurisdiction                                       Entity type *

     Name of merging entity

     Jurisdiction                                       Entity type *

     and,

     Jade Mountain Corporation
     Name of surviving entity

     Nevada                                             Corporation
     Jurisdiction                                       Entity type *


* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708 Website: secretaryofstate.biz

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
         PAGE 2




2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

               Attn:

               c/o:

3)   (Choose one)

     [X] The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

     [ ] The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

     (a)  Owner's approval was not required from


          Name of merging entity, if applicable


          Name of merging entity, if applicable


          Name of merging entity, if applicable


          Name of merging entity, if applicable

          and, or;


          Name of surviving entity, if applicable


This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708 Website: secretaryofstate.biz

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
         PAGE 3



     (b)  The plan was approved by the required consent of the owners of *:


          Applied Biometrics, Inc.
          Name of merging entity, if applicable


          Name of merging entity, if applicable


          Name of merging entity, if applicable


          Name of merging entity, if applicable

          and, or;

          Jade Mountain Corporation
          Name of surviving entity, if applicable


* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.


This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708 Website: secretaryofstate.biz

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
         PAGE 4



(c)  Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

     The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.


          Name of merging entity, if applicable


          Name of merging entity, if applicable


          Name of merging entity, if applicable


          Name of merging entity, if applicable

          and, or;


          Name of surviving entity, if applicable


This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708 Website: secretaryofstate.biz

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
         PAGE 5



5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:







6)   Location of Plan of Merger (check a or b):

     [X] (a) The entire plan of merger is attached;

     or,

     [ ] (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional)":


* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A. 180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708 Website: secretaryofstate.biz

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
         PAGE 6


8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)* (if there are more than four merging entities, check box [ ] and attach an "8 1/2 x 11 " blank sheet containing the required information for each additional entity.):


          Applied Biometrics, Inc.
          Name of merging entity

          /s/ Glenn A. Little                President                  12/27/06
          Signature                          Title                        Date

          Name of merging entity

          Signature                          Title                        Date

          Name of merging entity

          Signature                          Title                        Date

          Name of merging entity

          Signature                          Title                        Date

          Jade Mountain Corporation
          Name of surviving entity

          /s/ Glenn A. Little                President                   6/9/06
          Signature                          Title                        Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.


This form must be accompanied by appropriate fees.

PLAN OF MERGER approved on September 28, 2006 by APPLIED BIOMETRICS, INC. which is a corporation for profit organized under the laws of the State of Minnesota, and which is subject to the provisions of the Minnesota Business Corporation Act, and by resolution adopted by the affirmative vote of at least a majority of its Board of Directors on said date, and approved on September 28, 2006 by JADE MOUNTAIN CORPORATION, which is a corporation for profit organized under the laws of the State of Nevada, and by resolution adopted by its Board of Directors on said date.

1. APPLIED BIOMETRICS, INC. and JADE MOUNTAIN CORPORATION shall, pursuant to the provisions of the Minnesota Business Corporation Act and the provisions of the Nevada Revised Statutes, be merged with and into a single corporation, to wit, JADE MOUNTAIN CORPORATION, which shall be the surviving corporation upon the effective date of the merger and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the Nevada Revised Statutes. The separate existence of APPLIED BIOMETRICS, INC., which is sometimes hereinafter referred to as the "merged corporation", shall cease upon the effective date of the merger in accordance with the provisions of the Minnesota Business Corporation Act.

2. The Articles of Incorporation of the surviving corporation upon the effective date of the merger in the jurisdiction of its organization shall be the Articles of Incorporation of said surviving corporation, and said Articles of Incorporation shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the Nevada Revised Statutes.

3. The bylaws of the surviving corporation as in force and effect upon the effective date of the merger in the jurisdiction of its organization shall continue to be the bylaws of said surviving corporation and shall continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Nevada Revised Statutes.

4. The directors and officers in office of the surviving corporation upon the effective date of the merger in the jurisdiction of its organization shall continue to be the members of the Board of Directors and the officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

5. Each issued share of the merged corporation shall, upon the effective date of the merger, be converted into one (1) share of the surviving corporation. The issued shares of the surviving corporation shall not be converted or exchanged in any manner, but each said share which is issued as of the effective date of the merger shall continue to represent one issued share of the surviving corporation.

6. In the event that the merger of the merged corporation with and into the surviving corporation shall have been fully authorized in accordance with the provisions of the Minnesota Business Corporation Act and in accordance with the provisions of the Nevada Revised Statutes, the merged corporation and the surviving corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of Minnesota and of the State of Nevada, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

7. The Board of Directors and the proper officers of the merged corporation and of the surviving corporation, respectively, are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

                               ARTICLES OF MERGER

                                       OF

                            APPLIED BIOMETRICS, INC.

                                       AND

                            JADE MOUNTAIN CORPORATION

To the Secretary of State

State of Minnesota

Pursuant to the provisions of the Minnesota Business Corporation Act governing the merger of a domestic corporation for profit into a foreign corporation for profit, the corporations hereinafter named do hereby adopt the following Articles of Merger.

FIRST The names of the merging corporations are APPLIED BIOMETRICS, INC , which is a corporation for profit organized under the laws of the State of Minnesota, and which is subject to the provisions of the Minnesota Business Corporation Act, and JADE MOUNTAIN CORPORATION, which is a corporation for profit organized under the laws of the State of Nevada.

SECOND Attached hereto and made a part hereof is the Plan of Merger for merging APPLIED BIOMETRICS, INC with and into JADE MOUNTAIN CORPORATION as set forth in a resolution approved by the affirmative vote of at least a majority of the Board of Directors of APPLIED BIOMETRICS, INC..

THIRD: The Plan of Merger has been approved by APPLIED BIOMETRICS, INC. pursuant to Chapter 302A, Minnesota Statutes.

FOURTH: The laws of the jurisdiction of organization of JADE MOUNTAIN CORPORATION permit the merger of a corporation for profit of another jurisdiction with and into a corporation for profit of the jurisdiction of organization of JADE MOUNTAIN CORPORATION; and the merger of APPLIED BIOMETRICS, INC. with and into JADE MOUNTAIN CORPORATION is in compliance with the laws of the jurisdiction of organization of JADE MOUNTAIN CORPORATION.

FIFTH: JADE MOUNTAIN CORPORATION will continue its existence as the surviving corporation under its present name pursuant to the provisions of the laws of the jurisdiction of its organization.

SIXTH: JADE MOUNTAIN CORPORATION does hereby agree that it may be served with process in the State of Minnesota in a proceeding for the enforcement of an obligation of APPLIED BIOMETRICS, INC. and JADE MOUNTAIN CORPORATION and in a proceeding for the enforcement of the rights of a dissenting share-holder of APPLIED BIOMETRICS, INC. and JADE MOUNTAIN CORPORATION against JADE MOUNTAIN CORPORATION; does hereby irrevocably appoint the Secretary of State of the State of Minnesota as its agent to accept service of process in any proceeding; and does hereby agree that it will promptly pay to the dissenting shareholders of APPLIED BIOMETRICS, INC. and JADE MOUNTAIN CORPORATION the amount, if any, to which they are entitled under the provisions of Section 302A.473 of the Minnesota Business Corporation Act with respect to the rights of dissenting shareholders.

SEVENTH: The address to which process may be forwarded is as follows:

         211 West Wall Street
         Midland, Texas 79701

I certify that I am authorized to execute the document and I further certify that I understand that by signing this document, I am subject to the penalties of perjury as set forth in section 609.48 as if I had signed this document under oath.

Executed on this 27th day of December 2006.

                                               APPLIED BIOMETRICS, INC.

                                               By: /s/ Glenn A. Little
                                                  ------------------------------
                                                  Glenn A. Little, President

I certify that I am authorized to execute the document and I further certify that I understand that by signing this document, I am subject to the penalties of perjury as set forth in section 609.48 as if I had signed this document under oath

Executed on this 27th day of December 2006.

                                               JADE MOUNTAIN COPORATION

                                               By: /s/ Glenn A. Little
                                                  ------------------------------
                                                  Glenn A. Little, President